UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                    ---------------------------------------
                (Name of registrant as specified in its charter)

                   Colorado        333-212055       71-0952431
                ------------      -----------     --------------
                   State of        Commission      IRS Employer
                 Incorporation        File        Identification
                                     Number             No.

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                         -------------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

ITEM 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent  Registered  Public  Accounting Firm

On January 18, 2021, the Board of Directors of Pure Harvest Corporate Group, Inc. (the "Company") approved the dismissal of BF Borgers CPA PC ("Borgers") as the Company's independent registered public accounting firm.

The reports of Borgers on the Company's consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 and through January 18, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. However, the reports for these periods did contain an explanatory paragraph concerning the Company's potential inability to continue as a going concern.

During the fiscal years ended December 31, 2018 and December 31, 2019 and through January 18, 2021, there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Borgers would have caused Borgers to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal year ended December 31, 2020 and through January 19, 2021, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Borgers with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Borgers furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Borgers agrees with the statements related to them made by the Company in this report. Borgers' letter to the SEC will be filed as an amendment to this report.

(b) Newly Engaged  Independent  Registered Public Accounting Firm

On January 15,2021, the Board of Directors approved the appointment of Hainey and Company ("Haynie") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2018 and December 31, 2019 and through January 18, 2021, neither the Company, nor anyone on its behalf, consulted Haynie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Haynie that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


Exhibit     Description
Number
-------     -----------
16          Letter from B.F Borgers CPA PC (to be filed by amendment)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 January 20, 2021

                                      PURE HARVEST CORPORATE GROUP, INC.


                                        By: /s/ Matthew Gregarek
                                       -----------------------------------
                                            Matthew Gregarek
                                            Chief Executive Officer